===============================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): September 3, 2003




                      UNIVERSAL SECURITY INSTRUMENTS, INC.

             (Exact name of registrant as specified in its charter)


Maryland                             0-7885                      52-0898545
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
of Incorporation)                                            Identification No.)


               7-A Gwynns Mill Court, Owings Mills, Maryland 21117
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (410) 363-3000


                                  Inapplicable
          (Former Name or Former Address if Changed Since Last Report)



================================================================================

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events and Required FD Disclosure.

     On Wednesday, September 3, 2003, Universal Security Instruments, Inc. (the "Company") was advised that Michael Kovens, a director and the former Chairman and chief executive officer of the Company, had filed an action in Baltimore County Circuit Court (Case No. C-03-9639) against the Company and the other directors seeking: (i) to enjoin the Company from holding its Annual Meeting of Stockholders on Monday, September 8, until Mr. Kovens is able to nominate directors for election at the Annual Meeting; (ii) to require the Company to provide Mr. Kovens with certain confidential information to which Mr. Kovens claims he is entitled under Maryland law; (iii) to enjoin the Company from voting any shares issued by the Company since Mr. Kovens was replaced as Chairman and CEO; (iv) to void the employment agreement between the Company and its president, and to enjoin the Company from enforcing a "Change of Control" provision in the Company's president's employment agreement; (v) to void all issuances by the Company of restricted stock and options from and after October 1, 2001; (vi) to void any Bylaw amendments adopted by the Company from and after October 1, 2001; (vii) to enforce the exercise of an option by Mr. Kovens which the Company maintains has expired; (viii) to void the election by the Company, pursuant to the Maryland General Corporation Law, to be governed by certain provisions of Maryland law; and (ix) other unspecified relief.

          Following a hearing in the afternoon of September 3, the Court refused to issue a temporary restraining order requested by Mr. Kovens to enjoin the Company and the other directors from holding the September 8 Annual Meeting, enforcing the "Change of Control" provision in the Company's president's employment agreement, and taking other unspecified actions.

          The Company and the other defendants were served with the complaint on Friday, September 5, 2003.

          The Company has been advised by counsel that the action as filed is without merit, and the Company intends to aggressively defend the action.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         UNIVERSAL SECURITY INSTRUMENTS, INC.
                                                   (Registrant)


Date: September 5, 2003                  By:   /s/ Harvey B. Grossblatt
                                            ------------------------------------
                                            Harvey B. Grossblatt
                                            President


                                       2